UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 9, 2005

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California	92656

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2005, the Registrant issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2004. A copy of the press release is hereby furnished to the Commission as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

9.01(c) Exhibits.

     99.1 Press Release issued February 9, 2005, reporting Registrant’s financial results for the quarter and year ended December 31, 2004, furnished pursuant to Item 2.02.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

February 9, 2005	By:	/s/ William W. Smith, Jr.

Date	Name:	William W. Smith, Jr.
	Title:	Chairman of the Board, President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Exhibit

99.1	Press Release issued February 9, 2005.